ADVANCED SERIES TRUST

AST Prudential Flexible Multi-Strategy Portfolio

Supplement dated May 5, 2020 to the
Currently Effective Summary Prospectus, Prospectus
and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Summary Prospectus, Prospectus (the Prospectus) and Statement of Additional Information (the SAI) for the Advanced Series Trust relating to the AST Prudential Flexible Multi-Strategy Portfolio (the Portfolio). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein that are not otherwise defined shall have the meanings given to them in the Prospectus or SAI.

Effective immediately, Lorne Johnson, PhD is added as a Portfolio Manager and George Sakoulis, PhD will no longer serve as a Portfolio Manager for the Portfolio. The other individuals listed as Portfolio Managers for the Portfolio in the Prospectus and SAI will continue to serve as such.

To reflect this change, the Trust’s Summary Prospectus, Prospectus and SAI are hereby revised as follows:

I.	All references and information pertaining to George Sakoulis are hereby deleted.
II.

The table in the section of the Summary Prospectus and Prospectus entitled “Summary: AST Prudential Flexible Multi-Strategy Portfolio – Management of the Portfolio” is hereby revised by adding the following:

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	QMA LLC	Lorne Johnson, PhD	Managing Director, Portfolio Manager	May 2020

III.

The following hereby is added in the section of the Prospectus entitled “HOW THE TRUST IS MANAGED – Portfolio Manager – AST Prudential Flexible Multi-Strategy Portfolio – QMA (Asset Allocation, Equities and Overlay Tactical Strategies)”:

Lorne Johnson, PhD, is a Managing Director and Portfolio Manager working within the Global Multi-Asset Solutions team. As the Director of Institutional Solutions, he serves as a subject matter expert, and performs research and analysis for Global Multi-Asset Solutions portfolios. Prior to joining QMA, Lorne was a Senior Portfolio Manager at State Street Global Advisors’ Investment Solutions Group with a focus on managing tactical asset allocation portfolios. Previously, Lorne was a Portfolio Manager at CalPERS and Numeric Investors, a Senior Portfolio Manager at ABP Investments, and an Economist at Caxton Associates. He earned a BA in both public administration and history at California State University, an MA in applied economics at San Jose State University and an MA and PhD in economics at the University of Washington.

IV.	The table in Part I of the SAI entitled “PORTFOLIO MANAGERS: OTHER ACCOUNTS – AST Prudential Flexible Multi-Strategy Portfolio” is hereby revised by adding the following disclosure:

Subadviser	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Portfolio Securities*
QMA LLC	Lorne Johnson, PhD	48/$60,647,239,008	3/$1,162,346,683	24/$1,128,796,763.48	None

*Information as of March 31, 2020.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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